Subsequent Event	12 Months Ended
Dec. 31, 2024
Subsequent Event [Abstarct]
SUBSEQUENT EVENT

NOTE 15 — SUBSEQUENT EVENT

The Company entered into agreements with certain consultants on February 18, 2025 and February 20, 2025 granted them a total of 4,800,000 ordinary shares under the 2024 Plan. These shares are granted as awards for their services, the total value of the shares was $750,000 based on the closing stock price of $0.92 and $0.94 on the respective grant dates.

The Company has performed an evaluation of subsequent events through April 29, 2025, which was the date of the consolidated financial statements were issued, and determined that no other events that would have required adjustment or disclosure in the consolidated financial statements.